UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2011

PUBLIC STORAGE
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33519	95-3551121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of Principal Executive Offices)	(Zip Code)

(818) 244-8080
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On August 29, 2011, Public Storage announced that, effective immediately, Shawn Weidmann, age 48, has joined the company as Senior Vice President and Chief Operating Officer.  Before joining Public Storage, Mr. Weidmann was employed at Teleflora LLC, the world’s leading floral wire service, where he served as President since 2006. In this position he had responsibility for global operations, including marketing, training and technology support for more than 18,000 member florists as well as the supporting service and technology centers. Shawn received his B.S. in Civil Engineering from the United States Military Academy, West Point and an M.B.A. from Stanford University.

A copy of the press release announcing Mr. Weidmann’s election as Senior Vice President and Chief Operating Officer is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

(e) In connection with Mr. Weidmann’s employment, Public Storage and Mr. Weidmann entered into an Offer Letter/Employment Agreement dated July 7, 2011 (the “Agreement”). The Agreement provides that in connection with his employment as Senior Vice President and Chief Operating Officer, Mr. Weidmann will be paid an annual base salary of $500,000 and will receive a bonus of $365,000 for calendar 2011, unless terminated for “cause” (as defined in the Agreement). For calendar year 2012, Mr. Weidmann’s bonus potential is set at $500,000, subject to the provisions of the Public Storage bonus plan.

In addition, effective August 29, 2011, Mr. Weidmann received an award of a stock option to acquire 100,000 shares of Public Storage common shares, par value $0.10 per share, which vests in five equal annual installments, and an award of 5,000 restricted share units, representing Public Storage common shares, which vests in eight equal annual installments.  Each such award is pursuant to and subject to the terms of the Public Storage 2007 Equity and Performance-Based Incentive Compensation Plan. The Agreement further provides that in the event Mr. Weidmann’s employment is terminated without cause (as defined in the Agreement) before August 31, 2012, and provided he has signed a severance and release agreement, he will be paid a lump sum payment of $865,000 less applicable federal and state withholdings.

A copy of the Offer Letter/Employment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and this summary of the Agreement is qualified in its entirety by reference to the text of the Agreement.

Item 9.01               Financial Statements and Exhibits

(c)	Exhibits

Exhibit 10.1—Offer Letter/Employment Agreement dated as of July 7, 2011 between Public Storage and Shawn Weidmann

The following exhibit is being furnished with this Report:
Exhibit 99.1—Press Release dated August 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           August 29, 2011

PUBLIC STORAGE

By: /s/ Stephanie Heim
  Stephanie Heim
  Vice President

Exhibit Index

Exhibit 10.1—Offer Letter/Employment Agreement dated as of July 7, 2011 between Public Storage and Shawn Weidmann. Filed herewith.

The following exhibit is being furnished with this Report:
Exhibit 99.1—Press Release dated August 29, 2011. Filed herewith.